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                                                                   EXHIBIT 10.17

                        BUSINESS OPPORTUNITIES AGREEMENT


     This BUSINESS OPPORTUNITIES AGREEMENT (this "Agreement") is made as of December 7, 1999 by and among divine interVentures, inc., a Delaware corporation (the "Corporation") and Dell USA L.P., Microsoft Corporation, CBW/SK divine Investments, Frontenac VII Limited Partnership, Frontenac Masters VII Limited Partnership, First Chicago Investment Corporation, Cross Creek IX, LLC and Mesirow Capital Partners VII (together, the "Purchasers").

     This Agreement is made in connection with the investment in the Corporation by each of the Purchasers pursuant to a Purchase Agreement dated as of the date hereof (the "Purchase Agreement").

     For good and valuable consideration, the Purchasers agree with the Corporation as follows:

     1.   Business Opportunities.

          (a) The Purchasers and the Corporation recognize that the Purchasers, their Affiliates (as defined in the Purchase Agreement) and assigns, and the directors designated for appointment to the Board of Directors of the Corporation or any committee thereof by the Purchasers (i) have participated, directly or indirectly, and will continue to participate in investments in corporations, partnerships, joint ventures, limited liability companies and other entities and other similar transactions, (ii) may acquire, hold and dispose of investments or other interests in, participate with, assist and maintain positions on the Board of Directors or a committee thereof or as officers or employees of other such entities, and (iii) may originate, develop or receive business opportunities for Purchasers and such other entities. Such directors may be directors, officers or employees of the Purchasers or their respective Affiliates, or directors, officers, employees or advisors of entities in which the Purchasers or their respective Affiliates have invested or may invest (collectively, the "Positions"). In such Positions, such directors elected or appointed by the Purchasers may encounter business opportunities that the Corporation may desire to pursue. The Corporation recognizes that such opportunities may include, but shall not be limited to, identifying, pursuing and investing in entities, engaging investment banking firms or underwriters for access to public and private securities markets, and obtaining investment funds from institutional and private investors or others.

          (b) Therefore, the Purchasers and the Corporation agree that the Purchasers and the directors elected or appointed by the Purchasers shall have no obligation to the Corporation, the other stockholders of the Corporation or any other person or entity to present any such business opportunity to the Corporation before presenting such opportunity to any other entities (each an "Other Entity") and allowing such other entities time to develop such opportunity, other than opportunities that are presented to him or her solely in, and as a direct result of, his or her capacity as a director of the Corporation. Notwithstanding the preceding sentence, if an opportunity is
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separately presented to or, originated, developed or received by, any Other
Entity, including the Purchasers or their respective Affiliates, such Other Entity shall be free to pursue such opportunity even if such opportunity also came to the director's attention solely in and as a direct result of, his or her capacity as a director of the Corporation. This Agreement shall in no way allow an individual to usurp a business opportunity solely for his or her personal benefit without first presenting and allowing time to develop such opportunity to the entities referred to above (including the Corporation).

          (c) The Purchasers and the Corporation acknowledge that, in any such case, to the extent a court might hold that the conduct of such activity is a breach of a duty of the Corporation, the Purchasers and the Corporation hereby waive any and all claims and causes of action that the Purchasers or the Corporation may have for such activities. The Purchasers and the Corporation agree that the waivers and agreements in this Agreement identify certain types and categories of activities which do not violate the director's duty of loyalty to the Corporation, and such types and categories are not manifestly unreasonable. The waivers and agreements in this Agreement apply equally to activities conducted in the future and that have been conducted in the past.

     2.   Miscellaneous.

     This Agreement may be signed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     This Agreement shall terminate as of the date that Purchasers no longer have the right or voting power to elect or designate any members of the Board of Directors of the Corporation or any committee thereof.
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     IN WITNESS WHEREOF, this Business Opportunities Agreement was executed as of the date first set forth above.

                                    DIVINE INTERVENTURES, INC.


                                    By: /s/ Michael P. Cullinane
                                       ---------------------------
                                            Michael P. Cullinane
                                            Executive Vice President








             (SIGNATURE PAGE TO BUSINESS OPPORTUNITIES AGREEMENT)
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                                    FRONTENAC VII LIMITED PARTNERSHIP

                                    By: Frontenac Company VII, L.L.C.
                                    Its:  General Partner

                                    By:    /s/ Jeremy Silverman
                                           --------------------------
                                    Its:   Member
                                           --------------------------


                                    FRONTENAC MASTERS VII LIMITED PARTNERSHIP

                                    By: Frontenac Company VII, L.L.C.
                                    Its:  General Partner

                                    By:    /s/ Jeremy Silverman
                                           --------------------------
                                    Its:   Member
                                           --------------------------




              (SIGNATURE PAGE TO BUSINESS OPPORTUNITIES AGREEMENT)

                       FIRST CHICAGO INVESTMENT CORPORATION

                       By:    /s/ Eric C. Larson
                              -----------------------
                       Its:   Attorney-in-Fact
                              -----------------------


                          CROSS CREEK PARTNERS X, LLC


                       By:    /c/ Eric C. Larson
                              -------------------------

                       Its:   General Partner
                              -------------------------



             (SIGNATURE PAGE TO BUSINESS OPPORTUNITIES AGREEMENT)
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                                    DELL USA L.P.

                                    By: Dell Gen. P. Corp.
                                    Its: General Partner


                                   By: /s/ Alex C. Smith
                                      -----------------------------------------
                                   Name:     Alex C. Smith
                                        ---------------------------------------
                                   Title:      VP, Business Development
                                         --------------------------------------












             (SIGNATURE PAGE TO BUSINESS OPPORTUNITIES AGREEMENT)

                                    CBW/SK DIVINE INVESTMENTS,
                                    a New York general partnership


                                    By: /s/ Sanjay Kumar
                                       ---------------------------------------
                                       Sanjay Kumar, a general partner









             (SIGNATURE PAGE TO BUSINESS OPPORTUNITIES AGREEMENT)

                                    MICROSOFT CORPORATION


                                    By: /s/ Amar Nehru
                                        ---------------------------------------
                                    Its: General Manager, Corporate Development
                                         --------------------------------------















             (SIGNATURE PAGE TO BUSINESS OPPORTUNITIES AGREEMENT)

                                         MESIROW CAPITAL PARTNERS VII,
                                         an Illinois Limited Partnership

                                         By: Mesirow Financial Services, Inc.
                                         Its: General Partner


                                         By: /s/ Daniel P. Howell
                                            -----------------------------------
                                                 Daniel P. Howell
                                                 Vice President














             (SIGNATURE PAGE TO BUSINESS OPPORTUNITIES AGREEMENT)